                        CIGNA INTERNATIONAL STOCK FUND
                         ANNUAL REPORT TO SHAREHOLDERS
                     FOR THE YEAR ENDED DECEMBER 31, 1995





                        [HORIZONTAL GLOBE APPEARS HERE]

CIGNA INTERNATIONAL STOCK FUND  Management's Discussion and Analysis (Unaudited)

The year was a difficult one for International equities. A strong performance in the last quarter of 1995 provides some optimism for 1996. The year started badly as the Japanese equity market was rocked by the repercussions of the Great Hansin earthquake. The collapse of Baring Brothers through unauthorized long positions on the Japanese equity market compounded the problem. A rally in the Yen to all time highs against the U.S. Dollar was yet another concern for equity investors in Japan. Indeed the performance of the Japanese equity market in 1995 was a tale of two very different halves. The first half saw equity prices collapse and the Yen rally substantially leaving returns in U.S. Dollars almost unchanged. In the second half of 1995, a combination of a determined foreign exchange intervention with a reliquification of the Japanese financial system saw the Yen fall and the stock market rally, reversing the moves of the previous period. By the year end the Dollar had returned to levels at which it started the year, as had the Nikkei index.

The European markets enjoyed the best returns of developed markets in 1995. The outstanding market in Europe was Switzerland which rallied 9.3% in the final quarter, capping the year with a remarkable 42.2%. Of the other major European markets, Germany and the UK returned 15.3% and 19.2% for the year.

In Asia, Singapore, a market which has been lackluster performer all year, performed strongly in the quarter rallying 8.2%, the return for the year though was only a modest 7.3%. The account is overweight Singapore and a stronger move in the quarter augurs well for a better 1996.

The Scandinavian markets were most volatile during the year. Sweden, Norway and Finland provided negative returns in the last quarter. The most volatile market was Finland. This market fell 23% in the final quarter, leavings its performance flat over the year (at one stage the market was up more than 40%). The performance of Nokia (the dominant stock in this market) collapsed late in the year and was the main cause of this roller-coaster ride in Finland.

During 1995, the Fund's performance was affected by its underweight position in Europe relative to Asia. The Asian markets including Japan were somewhat disappointing. The account reduced its weighting in emerging markets early in 1995 which was a positive contributor to performance.

The outlook for equities is mildly optimistic in 1996. We anticipate a better year for the markets in the Asian region. We are particularly positive on the outlook for Japan and Singapore. Conditions are right for Japan to end its long bear market if monetary conditions remain easy. Rising unemployment is an indication that the long awaited restructuring of corporate Japan is starting to pick up momentum. Japan is also one of the few markets around the world which should experience positive earnings momentum in 1996 and 1997. The outlook for emerging markets is also improved as two years of under performance has improved valuations relative to developed markets and global liquidity conditions are likely to remain easy.

The major risk to a stronger 1996 would be an unexpected rise in interest rates or a weak earnings performance. Politics will also be important as elections in the U.S. and possibly Japan will induce a cautious investment approach from investors.
--------------------------------------------------------------------------------

                       [PERFORMANCE GRAPH APPEARS HERE]

           GROWTH OF A HYPOTHETICAL $100,000 INVESTMENT (Unaudited)
                              1/11/93  - 12/31/95

-----------------------------
AVERAGE ANNUAL TOTAL RETURN

1 Year     Life of Fund
3.40%       15.07%
-----------------------------


                     CIGNA                                        Lipper
 Point of        International          EAFE Index -          International
Measurement       Stock Fund            Total Return              Funds
-----------      -------------          ------------          -------------
   01/11/93         100000             100000                  100000
   03/31/93         112200             108790                  111990
   06/30/93         120000             114523.233              123260
   09/30/93         132300             125231.1552855          131420
   12/31/93         142734.2           139401.06050605         132560
   03/31/94         142950.3           138007.04990099         137186.344
   06/30/94         149973.5           139276.71476008         144185.512
   09/30/94         150865.9           145209.90280886         144331.328
   12/31/94         146687.3           145209.90280886         143244.336
   03/31/95         137464.8           142538.04059718         146032.2093833
   06/30/95         139708.1           148549.73057347         147202.37945956
   09/30/95         151292.1           156013.51957784         153453.73681273
   12/31/95         151668.3           158874.15466318         159788.95766097


CIGNA International Stock Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions, and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance for the Morgan Stanley Capital Markets Europe, Australia, Far East Index (EAFE) and with the Lipper International Funds. The EAFE index performance does not reflect brokerage charges or other investment expenses. The Lipper International Funds average total return consists of funds which invest their assets in securities whose primary trading markets are outside the United States. The average total return is reduced by brokerage charges, advisory fees and other fund expenses.

CIGNA INTERNATIONAL STOCK FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1995

                                                                             NUMBER            MARKET
                                                                            OF SHARES          VALUE
--------------------------------------------------------------------------------------------------------
EQUITIES AND EQUIVALENTS - 98.0%
ARGENTINA - 0.6%
YPF Sociedad Anomima ADR** (Oil & Gas)                                          2,000        $   43,250
                                                                                           -------------

AUSTRALIA - 7.2%
AWA Ltd. (Electrical Equipment)                                                70,000            26,015
Ausmelt Ltd. (Metal)                                                           15,000            36,234
Black Hill Mineral N.L. (Mining)*                                             200,000             1,487
Broken Hill Proprietary Co., Ltd. (Diversified  Resources)                      6,600            93,206
Charters Towers Gold Mines N.L. (Gold Mining)*                                 50,000            20,812
Fosters Brewing (Brewing)                                                      60,000            98,558
Goldfield Ltd. (Gold Mining)                                                   16,667            41,872
Meekatharra Minerals (Mining)                                                 200,000            44,596
Norminco Ltd. (Mining)*                                                       250,000            13,007
Pasminco Ltd. (Mining)                                                         41,789            51,250
Savage Resources Ltd. (Mining)*                                                28,300            19,562
Star Mining Corp. (Mining)*                                                   370,000            46,752
TNT (Transportation)                                                           25,000            33,076
Venture Exploration N.L. (Mining)*                                             70,000            17,170
                                                                                           -------------

                                                                                                543,597
                                                                                           -------------

CHILE - 0.3%
Compania de Telecomucicacion ADR** (Telecommunications)                           250            20,719
                                                                                           -------------

FRANCE - 7.0%
AXA (Insurance)                                                                   650            43,802
Carrefour (Food Retailing)                                                         57            34,582
Compagnie Bancaire (Finance)                                                      375            41,964
Credit Commerciale de France (Banking)                                            815            41,591
Legrand (Electrical & Electronics)                                                245            37,823
Lyonnaise Des Eaux (Water Utility)                                                410            39,476

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                         NUMBER        MARKET
                                                                       OF SHARES        VALUE
--------------------------------------------------------------------------------------------------
Primagaz (Business & Public Services)                                        590     $    46,867
Promodes (Merchandising)                                                     155          36,431
Rexel (Merchandising)                                                        210          35,465
Societe Generale de Banque (Banking)                                         345          42,623
Sodexho (Leisure & Training)                                                 165          48,520
Technip (Business & Public Services)                                         590          40,602
Total (Oil)                                                                  615          41,507
                                                                                    ------------

                                                                                         531,253
                                                                                    ------------

GERMANY - 4.0%
AVA Alig Handels (Food Retailing)                                            100          33,810
BHF Bank (Banking)                                                         1,500          41,303
Continental Gummi Fin (Tires & Cables) Warrants*                             250           7,494
Deutsche Bank AG (Banking)                                                   900          42,644
Dresdner Bank AG (Banking)                                                 1,500          40,049
Henkel KGAA (Household Detergents & Adhesives)                               110          41,370
Hochtief AG (Construction)                                                    65          27,731
Holzman (Construction)                                                        68          23,939
Merrill Lynch Outperformance (Banking) Warrants*                           2,500           9,515
Metallgesellschaft (Metal)                                                 1,750          38,306
                                                                                    ------------

                                                                                         306,161
                                                                                    ------------

HONG KONG - 3.6%
Cheung Kong (Real Estate)                                                 15,000          91,367
HSBC Holdings (Banking)                                                    2,855          43,199
Hang Seng Bank (Banking)                                                   5,000          44,778
Hong Kong Electric Holdings Ltd. (Electric Utility)                       10,000          32,784
Hutchison Whampoa Ltd. (Conglomerate)                                     10,000          60,912
                                                                                    -------------

                                                                                         273,040
                                                                                    -------------

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                                    NUMBER          MARKET
                                                                                   OF SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
INDIA - 0.8%
India Fund (Investment Company)                                                       15,000       $   58,239
                                                                                                  -----------

ITALY - 2.3%
Credito Italiano (Banking)                                                            32,650           38,034
Eni SPA (Oil)                                                                         10,750           37,568
First Bank San Paolo (Banking)                                                         5,350           31,666
Italgas (Gas Utility)                                                                 13,000           39,537
Telecom Italia  (Telecommunications)                                                  18,125           28,190
                                                                                                  -----------

                                                                                                      174,995
                                                                                                  -----------

JAPAN - 31.2%
Asahi Bank (Banking)                                                                  15,000          188,862
Bridgestone Corp. (Tire & Rubber)                                                      6,000           95,303
Canon, Inc. (Precision Instrument)                                                     5,000           90,557
Canon Aptex Inc. (Machinery)                                                           7,700          137,966
Catena Corp. (Office Furnishings)                                                      4,000           54,237
CI Kasei Co. (Miscellaneous)                                                           5,000           45,521
Daifuku Co., Ltd. (Industrial Machinery)                                               5,000           70,702
Fujitsu Ltd. (Electronics)                                                             8,000           89,104
Kawasumi Labs Inc. (Healthcare)                                                        8,000           94,528
Komori Corp. (Industrial Machinery)                                                    3,000           75,545
Kyocera Corp. (Electronics)                                                            2,000          148,571
Matsumotokiyoshi (Retail Grocery)                                                      3,000           82,228
Miroku Joho Service Co., Ltd. (Accounting Soft Services)                               4,000           66,247
Mitsubishi Material Corp.(Non-ferrous Metals)                                         15,000           77,724
Mitsui Fudosan Co. (Real Estate)                                                       8,000           98,402
Nikko Co. (Machinery)                                                                  6,000           49,104
Nikko Securities Co., Ltd. (Investments)                                               8,000          103,051
Nippon Chutetsukan (Construction & Mining Equipment)                                  10,000           49,879
Obayashi Road Corp. (Construction)                                                    12,000           90,189

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                           NUMBER          MARKET
                                                                          OF SHARES         VALUE
----------------------------------------------------------------------------------------------------
Omron Corp. (Electrical & Electronic Equipment)                               6,000      $   138,305
Sanwa Bank Ltd. (Banking)                                                     5,000          101,695
Sankyo Co., Ltd. (Machinery)                                                  2,600          120,872
Tokio Marine & Fire Insurance Ltd. (Insurance)                                7,000           91,525
Tonami Transport (Transportation)                                            15,000           95,593
Xebio Co., Ltd. (Retail Trade)                                                3,000          106,053
                                                                                        ------------

                                                                                           2,361,763
                                                                                        ------------

MALAYSIA - 3.7%
Genting Berhad (Entertainment)                                                5,000           41,737
Malaysia Assurance (Insurance)                                               11,250           50,941
Malaysia Mining CP (Metals - Non Ferrous)                                    30,000           43,233
Metacorp Berhad (Chemical)                                                   16,666           43,311
Park May BHD (Transportation)                                                10,000           20,475
Renong BHD (Multi - Industry)                                                54,000           79,946
                                                                                        ------------

                                                                                             279,643
                                                                                        ------------

MEXICO - 1.2%
Cemex (Cement)                                                                6,750           23,142
Desc (Miscellaneous)                                                          2,702            9,964
Desc De C V (Miscellaneous)                                                  10,000           36,876
Telefonos de Mexico ADR** (Telecommunications)                                  750           23,906
                                                                                        ------------

                                                                                              93,888
                                                                                        ------------

NETHERLANDS - 3.3%
Bolswessanen (Food & Beverages)                                               1,500           32,249
Gist Brocades (Health & Household)                                            2,000           59,575
Pirelli Tyre Holdings (Tyres & Cables)*                                      10,000           87,244
Royal Dutch Petroleum (Energy)                                                  350           48,900

The Notes to FInancial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                       NUMBER         MARKET
                                                                     OF SHARES        VALUE
---------------------------------------------------------------------------------------------
Unilever NV (Food & Beverage)                                              180     $   25,294
                                                                                  -----------

                                                                                      253,262
                                                                                  -----------


NEW ZEALAND - 1.9%
Boag (J) & Sons (Brewing)*                                              30,000          7,845
Carter Holt Harvey Ltd. (Forest Products)                               33,879         73,092
Sanford (Agriculture)                                                   10,000         19,809
Sanford Ltd. (Agriculture)                                               1,000            817
Zuelig New Zealand Ltd. (Miscellaneous)                                110,000         43,149
                                                                                  -----------

                                                                                      144,712
                                                                                  -----------

NORWAY - 1.2%
Norsk Hydro (Energy)                                                    1,000          41,995
Saga Petroleum (Energy)                                                 4,000          53,362
                                                                                  -----------

                                                                                       95,357
                                                                                  -----------

SINGAPORE - 10.2%
City Developments Ltd. (Real Estate)                                   10,000          72,817
Comfort Group (Transportation)                                        100,000          84,836
DBS Land (Real Estate)                                                 30,000         101,378
Electronic Resources (Electronics)                                     30,000          27,571
Hong Leong Finance (Financial Services)                                10,000          34,076
Keppel Corp., Ltd. (Conglomerate)                                      10,000          89,077
Natsteel Ltd. (Iron/Steel)                                             30,000          61,506
Overseas-Chinese Banking Corp., Ltd. (Banking)                          3,000          37,540
Singapore Airlines Ltd. (Airlines)                                      5,000          46,660
Times Publishing (Publishing)                                           7,000          16,232
United Overseas Bank Ltd. (Banking)                                     7,424          71,379

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                NUMBER          MARKET
                                                               OF SHARES         VALUE
-----------------------------------------------------------------------------------------
United Overseas Land Ltd. (Real Estate)                           35,000       $   66,561
Wing Tai Holdings (Real Estate)                                   30,000           61,294
                                                                              -----------

                                                                                  770,927
                                                                              -----------


SOUTH AFRICA - 0.7%
Western Area Gold Mining (Mining)                                  3,000           50,610
                                                                              -----------

SPAIN - 2.7%
Amper SA (Electrical & Electronics)*                               2,850           33,716
BCO Bilbao Vizcaya (Banking)                                       1,050           37,828
Iberdrola SA (Utilities)                                           5,100           46,669
Repsol SA (Energy)                                                 1,475           48,336
Sevillana De Electricite (Utility)                                 5,150           39,994
                                                                              -----------

                                                                                  206,543
                                                                              -----------

SWEDEN - 1.0%
Assi Doman (Forest Products)                                       1,500           32,532
ICB Shipping (Shipping)*                                           5,500           47,216
                                                                              -----------

                                                                                   79,748
                                                                              -----------

SWITZERLAND - 3.8%
Biber Holding (Paper Products)                                     1,250           21,673
Danzas Holding (Transportation)                                       50           55,483
Interdiscount Holding (Stores)                                       350           21,998
Magazine Globus (Stores)                                              25           15,388
Movenpick Holdings (Leisure)                                         120           44,213
Sulzer AG (Engineering)                                               75           42,913
Winterthur (SBC) (Food) Warrants*                                  3,500           32,998


The Notes to Financial Statements are an integral part of these statemnets.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                                     NUMBER             MARKET
                                                                                    OF SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
Winterthur (Insurance)                                                                     75          $   53,446
                                                                                                      -----------

                                                                                                          288,112
                                                                                                      -----------

THAILAND - 0.9%
Thai Fund (Investment Company)                                                          3,073              68,758
                                                                                                      -----------

UNITED KINGDOM - 10.2%
Associated British Ports Holdings PLC (Transportation)                                  4,000              17,953
BAT Industries PLC (Tobacco)                                                           10,250              90,259
BTR PLC (Diversified) Warrants*                                                           229                  72
Barclays Bank PLC (Banking)                                                             7,000              80,230
British Telecommunications PLC (Telecommunications)                                     5,300              29,056
Courtaulds Textiles PLC (Apparel & Textiles)                                            2,000              12,626
Glaxo Holdings PLC (Pharmaceutical)                                                     5,000              71,051
Grand Metropolitan (Spirit & Wines)                                                     8,000              57,587
Hanson PLC (Diversified)                                                               16,700              49,797
Ladbroke Group PLC (Leisure)                                                            2,100               4,778
Prudential Corp. PLC (Life Assurance)                                                  16,200             104,285
SmithKline Beecham PLC (Pharmaceutical)                                                 6,000              66,159
Standard Chartered (Banking)                                                            7,000              59,574
TESCO PLC (Retail Grocery)                                                             17,700              81,641
Whitbread PLC (Brewing)                                                                 5,000              52,842
                                                                                                      -----------

                                                                                                          777,910
                                                                                                      -----------

UNITED STATES - 0.1%
U.S Industry Inc New (Miscellaneous Industrial)                                           167               3,069
                                                                                                      -----------

VENEZEULA - 0.1%
Corimon C A S A C A ADR** (Pollution Control)                                           1,000               3,750
                                                                                                      -----------

The Notes to Financial Statements are an integral part of these statemnets.

CIGNA INTERNATIONAL STOCK FUND

DECEMBER 31, 1995

                                                                                                   MARKET
                                                                                                    VALUE
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 98.0%
  (Total Cost - $6,869,880)                                                                      $  7,429,306
Cash and Other Assets Less Liabilities - 2.0%                                                         151,769
                                                                                                 ------------

NET ASSETS - 100.0%
(equivalent to $11.27 per share based on 672,885
  shares outstanding)                                                                            $  7,581,075
                                                                                                 ============

*   Non-income Producing Securities.
** An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


The Notes to Financial Statements are an integral part of these statemnets.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS:
Investments in securities at value (Cost - $6,869,880)              $ 7,429,306
Foreign currency (Cost - $115,916)                                      115,009
Cash on deposit with custodian                                           38,857
Dividends receivable                                                     20,751
Net unrealized appreciation of forward foreign
   exchange contracts                                                     5,905
Receivable from advisor                                                   3,131
Investment for deferred compensation plan (Cost - $8,501)                 9,036
Other assets                                                              1,101
                                                                   -------------

   TOTAL ASSETS                                                       7,623,096
                                                                   -------------

LIABILITIES:
Payable for deferred compensation plan                                    9,036
Other accrued expenses                                                   32,985
                                                                   -------------

   TOTAL LIABILITIES                                                     42,021
                                                                   -------------

NET ASSETS (applicable to 672,885 shares of beneficial
   interest with par value of $.001 per share issued and
   outstanding; unlimited number of shares authorized)              $ 7,581,075
                                                                   =============

Shares outstanding                                                      672,885
                                                                   =============

Net asset value, offering price and redemption price per share      $     11.27
                                                                   =============

COMPONENTS OF NET ASSETS:
Capital paid in                                                     $ 7,087,048
Distributions in excess of net investment income                       (131,871)
Net unrealized appreciation of investments, deferred
   compensation plan, forward foreign exchange contracts,
   foreign currencies and other net assets                              565,055
Accumulated net realized gain on investments                             60,843
                                                                   -------------

NET ASSETS                                                          $ 7,581,075
                                                                   =============

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME
INCOME:
   Dividends (net of foreign taxes withheld of $15,993)               $   108,572
   Interest                                                                    23
                                                                     -------------

                                                                          108,595

EXPENSES:
   Custodian fees and expenses                                             76,604
   Investment advisory fees                                                57,492
   Auditing and legal fees                                                 23,396
   Administrative services                                                 19,204
   Other                                                                    9,602
                                                                     -------------

   Total expenses                                                         186,298

   Less expenses waived by investment advisor                            (104,082)
                                                                     -------------

   Net expenses                                                            82,216
                                                                     -------------

NET INVESTMENT INCOME                                                      26,379
                                                                     -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain from securites transactions                          295,350
   Net realized gain on foreign currencies and forward
      foreign exchange contracts                                           62,249
   Net unrealized depreciation of investments, deferred
      compensation plan, forward foreign exchange
      contracts, foreign currencies and other net assets                 (137,808)
                                                                     -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   AND FOREIGN CURRENCY                                                   219,791
                                                                     -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $   246,170
                                                                     =============

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year Ended December 31,
                                                                1995            1994
                                                           -------------   -------------
OPERATIONS:
Net investment income                                       $    26,379     $    23,685
Net realized gain from securities transactions
    and foreign currency transactions                           357,599         900,988
Net unrealized depreciation of investments, deferred
    compensation plan, forward foreign exchange
    contracts, foreign currencies and other net assets         (137,808)       (725,785)
                                                           -------------   -------------

Net increase in net assets from operations                      246,170         198,888
                                                           -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                      (26,379)        (20,707)
In excess of net investment income                             (143,621)            -
From net realized capital gains                                (388,162)       (977,504)
                                                           -------------   -------------

Total distributions to shareholders                            (558,162)       (998,211)
                                                           -------------   -------------

CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders
    in reinvestment of dividends and distributions              558,162         998,211
                                                           -------------   -------------

Net increase from capital share transactions                    558,162         998,211
                                                           -------------   -------------

Net increase in net assets                                      246,170         198,888

NET ASSETS:
Beginning of period                                           7,334,905       7,136,017
                                                           -------------   -------------

End of period (including overdistributed net investment
   income of $131,871 and $55,008, respectively)            $ 7,581,075     $ 7,334,905
                                                           =============   =============

The Notes to Financial Statements are an integral part of these statements.

CIGNA INTERNATIONAL STOCK FUND  Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES.  CIGNA International Stock Fund (the
"Fund") was organized as the sole series of CIGNA Institutional Funds Group, a Massachusetts business trust (the "Trust") on August 10, 1992 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to provide long-term growth of capital by investing primarily in common stocks, preferred stocks and convertible debt of companies based outside the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a United States or foreign securities exchange are valued at the last sale price or, if there is no such price available, at the last bid price. Portfolio securities that are traded on foreign securities exchanges are generally valued at the preceding closing prices of such securities on their respective exchanges. A security that is listed or traded on more than one exchange is valued on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. Other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price which may be based on valuations furnished from a pricing service or from independent securities dealers. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclass to paid in capital may be required.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.80% applied to the average daily net assets of the Fund. CII has voluntarily agreed to reimburse such portion of its fee and absorb other expenses as is necessary to cause the total annual operating expenses of the Fund not to exceed 1.25% of the Fund's average daily net assets.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1995, the Fund paid or accrued $19,204.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, aggregated $4,392,958 and $4,203,462, respectively, for the year ended December 31, 1995. As of December 31, 1995, the cost of securities for Federal income tax purposes was $6,922,544. At December 31, 1995, unrealized appreciation for Federal income tax purposes aggregated $506,762, of which $1,196,228 related to appreciated securities and $689,466 related to depreciated securities.

5. FORWARD CURRENCY CONTRACTS. During the year, the Fund has entered into various forward currency contracts under which it has been obligated to exchange currencies at certain specified dates. Risks arise from the possible inability of the counterparties to meet the terms of their contracts and from the movement of currency values. The outstanding contract at December 31, 1995 was as follows:

           Settlement               Contract to               Unrealized
                         ----------------------------------
              Date            Receive          Deliver       Appreciation
          ------------   ----------------  ----------------  ------------
            2/22/96       JPY 30,132,300      $300,000          $5,905


JPY = Japanese Yen

6. CAPITAL STOCK. The Fund offers an unlimited number of shares of beneficial interest with a par value of $.001 per share. All of the shares outstanding at December 31, 1995 were owned by an affiliate of CII. The only transaction in capital stock for the period from January 1, 1994 to December 31, 1995 was the reinvestment of a dividend and distribution in the amount of $558,162 and $998,211 in 49,745 and 82,890 additional shares on December 29, 1995 and December 28, 1994, respectively.

7. POST OCTOBER LOSSES. Under current tax law, certain net foreign currency exchange losses realized after October 31 may be deferred and may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 1995, the Fund may elect to defer losses of $69,814 occurring between November 1, 1995 and December 31, 1995.

8. FINANCIAL HIGHLIGHTS. The following selected per share data is computed on the basis of a share outstanding throughout each period:

---------------------------------------------------------------------------------------------------------------
                                                                                             January 11, 1993
                                                             Year Ended December 31,              through
                                                              1995             1994          December 31, 1993*
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                     $       11.77    $       13.21      $            10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income**                                           0.15             0.04                    0.09
Net realized and unrealized gains on securities
transactions, foriegn currencies and forward
foreign exchange contracts                                        0.23             0.33                    4.18
                                                         -------------    -------------      ------------------
TOTAL FROM INVESTMENT OPERATIONS                                  0.38             0.37                    4.27
                                                         -------------    -------------      ------------------
LESS DISTRIBUTIONS:
Distributions from net investment income                         (0.15)           (0.04)                  (0.09)
Distributions in excess of net investment income                 (0.12)             -                     (0.02)
Distributions from capital gains                                 (0.61)           (1.77)                  (0.95)
                                                         -------------    -------------      ------------------
TOTAL DISTRIBUTIONS                                              (0.88)           (1.81)                  (1.06)
                                                         -------------    -------------      ------------------
NET ASSET VALUE, END OF PERIOD                           $       11.27    $       11.27      $            13.21
                                                         -------------    -------------      ------------------

TOTAL INVESTMENT RETURN                                          3.40%            2.77%                  42.73%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $       7,581    $       7,335      $            7,136
Ratio of operating expenses to average net assets                1.41% a          1.25% a                 1,25% a
Ratio of net investment income to average net assets             0.37% b          0.32% b                 0.75% b
Portfolio turnover                                                 63%              63%                     66%


a. Ratios of expenses to average net assets prior to expense reimbursements were 2.59%, 2.35% and 2.67%, respectively, for 1995, 1994 and 1993. Per share expenses prior to reduction were $0.28, $0.29 and $0.30, respectively.

b. Ratios of net investment income to average net assets prior to expense reimbursements were (1.08)%, (0.78)% and (0.73)%, respectively, for 1995, 1994 and 1993. Per share net investment loss amounts prior to reduction were $(0.12), $(0.10) and $(0.08), respectively.

*   Commencement of operations.

** Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of CIGNA International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA International Stock Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 15, 1996